UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) May 10, 2006

                     National Patent Development Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         333-118568                                      13-4005439
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   (Commission File Number)                    (IRS Employer Identification No.)


   777 Westchester Avenue, White Plains, NY                  10604
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   (Address of Principal Executive Offices)               (Zip Code)

                                 (914) 249-9700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement.

         At a meeting of the Board of Directors (the "Board") of National Patent Development Corporation (the "Company") on May 10, 2006, the Board authorized and directed the Company to enter into an Indemnification Agreement (each, an "Indemnification Agreement") with each of Jerome I. Feldman, Director and Chief Executive Officer of the Company, Scott N. Greenberg, Director, and Chief Financial Officer of the Company, and Andrea D. Kantor, Vice President and General Counsel of the Company, as well as with the Directors of the Company: , Harvey P. Eisen, Talton R. Embry, Ellen Havdala, Roald Hoffmann, and Thomas C. Kinnear. Each Indemnification Agreement will provide that the Company be required to contractually indemnify and advance expenses on behalf of such person if he or she is made or threatened to be made a party or a participant in a proceeding by reason of the fact that he or she was a director and/or officer, as applicable, of the Company, subject to certain exceptions, to the fullest extent permitted by applicable law. The Indemnification Agreements are in addition to the Company's indemnification obligations to such persons pursuant to the Company's Amended and Restated By-Laws, the Restated Certificate of Incorporation and any indemnification that such persons may otherwise be entitled to pursuant to the General Corporation Law of the State of Delaware.

         A copy of the form of Indemnification Agreement is attached as Exhibit
10.1 to this report and this summary is qualified by reference to such form of Indemnification Agreement.

Item 9.01   Financial Statements and Exhibits

            (d) Exhibits.


     Exhibit
      Number                 Description of Exhibit

      10.1                Form of Indemnification Agreement.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      National Patent Development Corporation


Date: May 15, 2006                    Andrea D. Kantor
                                      Vice President and General Counsel

                                  EXHIBIT INDEX


     Exhibit
      Number                     Description of Exhibit

      10.1                Form of Indemnification Agreement.